Subject to Revision
Series Term Sheet Dated April 24, 2001

                                   Equity One
                            -----------------------
                            A POPULAR, INC. COMPANY


                     $200,122,000 Certificates (Approximate)

                  Equity One Mortgage Pass-Through Trust 2001-1




                                   DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the Equity One Mortgage Pass-Through Certificates, Series 2001-1. The Series Term Sheet has been prepared by the Underwriter based on collateral information provided by Equity One, Inc. ("Equity One") for informational purposes only and is subject to modification or change. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.

First Union Securities, Inc. does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.

A Registration Statement (including a base prospectus) relating to the Mortgage Pass-Through Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.

                                 FIRST UNION(R)
                                ---------------
                                SECURITIES, INC


                                         Offered Certificates:

To Maturity:
------------ ----------------- ---------- ------------ ------------ ---------------- ----------------------------

                                                                                          Expected Ratings
                                                                                     ----------------------------
                 Expected
               Approximate     Interest    Principal    Expected       Expected
   Class        Size(1)(2)       Type        Type       WAL (yrs)   Principal Window     Moody's         S&P
------------ ----------------- ---------- ------------ ------------ ---------------- ----------------------------
     A         200,122,000     Floating     Senior        3.51     5/25/01 - 12/25/16      Aaa           AAA
------------ ----------------- ---------- ------------ ------------ ---------------- ------------- --------------
   A-IO         24,000,000      Fixed        (2)          N/A             N/A              Aaa           AAA
------------ ----------------- ---------- ------------ ------------ ---------------- ------------- --------------



To 10% Call:
------------ ----------------- ---------- ------------ ------------ ---------------- ----------------------------

                                                                                          Expected Ratings
                                                                                     ----------------------------
                 Expected
               Approximate     Interest    Principal    Expected       Expected
   Class        Size(1)(2)       Type        Type       WAL (yrs)   Principal Window     Moody's         S&P
------------ ----------------- ---------- ------------ ------------ ---------------- ----------------------------
------------ ----------------- ---------- ------------ ------------ ---------------- ------------- --------------
     A         200,122,000     Floating     Senior        3.33     5/25/01 - 2/25/10       Aaa           AAA
------------ ----------------- ---------- ------------ ------------ ---------------- ------------- --------------
   A-IO         24,000,000      Fixed        (2)          N/A            N/A               Aaa           AAA
------------ ----------------- ---------- ------------ ------------ ---------------- ------------- --------------

    (1)  Approximate size is subject to a permitted variance in the aggregate of plus or minus 5%.
    (2)  The Class A-IO Certificates do not have a principal balance and are not entitled to any principal payments, but will accrue interest at a rate of 6.00% on a notional balance, initially equal to $24,000,000.
         The Class A-IO Certificates are not entitled to interest after the Distribution Date in April 2003.

--------------------------------------------------------------------------------
Structure:
---------
(1) The AMBAC Insurance Policy will provide an irrevocable and unconditional financial guarantee of timely payment of interest on the Class A and Class A-IO Certificates and ultimate payment of principal on the Class A Certificates.

(2) After the Optional Termination Date, the margin on the Class A Certificates will increase by 2x.

(3) All classes of certificates may be subject to a Net WAC Cap as described herein.

(4) A reserve fund exists that will be funded by a yield maintenance agreement.
--------------------------------------------------------------------------------


Pricing Speed:
------------------------------------ -------------------------------------------
Fixed Rate Mortgage Loans:           100% PPC assumes that prepayments
                                     start at 4% CPR in month one,
                                     increase by approximately 1.455% each
                                     month to 20% CPR in month twelve, and
                                     remain at 20% CPR thereafter.

Adjustable Rate Mortgage Loans:      26% CPR

------------------------------------ -------------------------------------------

Contacts: First Union Securities, Inc.

Mortgage Trading / Syndicate          Phone                 E-mail Address
----------------------------          -----                 --------------
Chris Choka                      (704) 383-8267         chris.choka@funb.com
Randall White                    (704) 383-8267         randall.white@funb.com
Bill Ingram                      (704) 383-7727         bill.ingram@funb.com
Mark Adamson                     (704) 383-7727         mark.adamson@funb.com

Mortgage Finance                      Phone                 E-mail Address
----------------                      -----                 --------------
Mike Ciuffo                      (704) 715-1170         michael.ciuffo@funb.com
Sean Walker                      (704) 374-4398         sean.walker@funb.com

Structuring                           Phone                 E-mail Address
-----------                           -----                 --------------
Serkan Erikci                     (704) 715-1263        serkan.erikci@funb.com
Barbara Smith                    (704) 383-8614         barbaram.smith@funb.com

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                              SUMMARY OF TERMS

Title of Securities:                    Mortgage Pass-Through Certificates, Series 2001-1.

Offered Certificates:                   Class A Certificates and Class A-IO Certificates.

Retained Certificates:                  Class X Certificates and Class R Certificates.

Servicer:                               Equity One, Inc.

Depositor:                              Equity One ABS, Inc.

Trustee & Custodian:                    The Chase Manhattan Bank.

Certificate Insurer:                    AMBAC Assurance Corporation.

Rating Agencies:                        Moody's Investors Service, Inc. ("Moodys") and Standard and Poor's Rating Services ("S&P").

Underwriter:                            First Union Securities, Inc.

Closing Date:                           On or about May 11, 2001.

Registration:                           DTC, Clearstream, Luxembourg and the Euroclear System.

Accrued Interest:                       The Class A Certificates will settle with no accrued interest (settle flat) and the Class
                                        A-IO Certificates will settle with accrued interest.

Distribution Date:                      The 25th of each month, or if such day is not a business day, the next succeeding business day, commencing on May 25, 2001.

Record Date:                            With respect to the Class A Certificates, the last business day prior to the applicable
                                        Distribution Date and with respect to the Class A-IO Certificates, the last business day in the month preceding the applicable Distribution Date. The Record Date for the first
                                        Distribution Date is the Closing Date for the Class A Certificates and the Class A-IO
                                        Certificates.

Cut-off Date:                           For each Mortgage Loan in the mortgage loan pool on the Closing Date, the close of business March 31, 2001.

Payment Delay:                          None for the Class A Certificates and 24 days for the Class A-IO Certificates.

Day Count:                              With respect to the Class A Certificates, actual / 360 and with respect to the Class A-IO
                                        Certificates, 30 / 360.

Servicing Fee:                          0.50% per annum of the aggregate principal balance of the Mortgage Loans ("Servicing Fee").

Trustee Fee:                            0.02% per annum of the aggregate principal balance of the Mortgage Loans ("Trustee Fee").

Optional Termination Date:              Any  Distribution  Date on or after which the aggregate  principal  balance of the Mortgage
                                        Loans declines to 10% or less of the sum of the aggregate principal balance of the Mortgage
                                        Loans as of the Cut-off Date ("Cut-off Date Principal Balance").

Denomination:                           $25,000 minimum and multiples of $1,000 in excess thereafter.

SMMEA Eligibility:                      The Offered Certificates will not be SMMEA eligible.
                                                                      ---

ERISA Eligibility:                      The Offered Certificates may be purchased by plans, provided that certain conditions are satisfied. A fiduciary of any ERISA plan that is considering a purchase of the Offered
                                        Certificates should, among other things, consult with experienced legal counsel in determining whether all required conditions for purchase have been satisfied.

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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.


                                        Each purchaser of an Offered Certificate purchased in book-entry form will be deemed to represent that it complies with the restrictions described under "ERISA Considerations" in the prospectus supplement.

Tax Status:                             The Trust will elect to be treated as one or more real estate mortgage investment conduits
                                        ("REMICs") for federal income tax purposes. The Offered Certificates will be designated as
                                        "regular interests" in a REMIC. Certificateholders will include interest on the Offered
                                        Certificates as income in accordance with an accrual method of accounting.

Mortgage Loan Pool:                     The mortgage loan pool will consist of fixed rate and adjustable rate mortgage loans secured by first and second liens: (1) on one- to four-family dwellings ("Residential
                                        Loans"); and (2) on multi-family properties and structures which contain both residential dwelling units and space used for retail, professional or other commercial uses ("Mixed
                                        Use Loans" and, together with the Residential Loans, the "Mortgage  Loans"). The Mortgage
                                        Loans will be secured by both level pay and balloon mortgages.

                                        The mortgage loan pool will consist of approximately 49.69% adjustable rate mortgage loans and 50.31% fixed rate mortgage loans with an aggregate principal balance of $200,122,021 as of the Cut-off Date.

                                        The collateral information presented in this term sheet regarding the mortgage loan pool is as of the Cut-off Date.

Monthly Servicer Advances:              The Servicer is required to advance scheduled principal and interest (net of the Servicing
                                        Fee) for any delinquent mortgage loan, but is not required to make any advance that it deems to be non-recoverable.

Credit Enhancement:                     Credit enhancement for the structure is provided by the AMBAC Insurance Policy, excess interest, overcollateralization, and a reserve fund funded by a yield maintenance agreement.

AMBAC Insurance Policy:                 The certificate guaranty insurance policy issued by the Certificate Insurer will guarantee current payments of interest to holders of the Offered Certificates and ultimate payment of principal to holders of the Class A Certificates.

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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                                              INTEREST DISTRIBUTIONS

Interest Accrual:                       o   Interest  will accrue on the  related  class  certificate  balance at a rate equal to the lesser of: (i) the applicable  pass-through rate and (ii) the Net
                                            WAC Cap.

                                        o   Interest accrues during the calendar month prior to the current Distribution Date on an actual / 360 basis for the Class A Certificates and on 30 / 360 basis for the Class
                                            A-IO Certificates.

                                        Interest entitlement will be reduced by the sum of (i) net prepayment interest shortfalls for the related due period and (ii) shortfalls in interest resulting from the application of the Soldiers and Sailors Civil Relief Act of 1940.


Yield Maintenance Agreement and         The trust will include a yield maintenance agreement between a third party and the
Reserve Fund:                           Trustee on behalf of the certificateholders. Payments under the yield maintenance agreement will be deposited in a reserve fund.

                                        On each Distribution Date, to the extent of amounts in the reserve fund, funds will be withdrawn from the reserve fund and distributed in the following order of priority:

                                        (1) to reimburse the Certificate Insurer for any payments made under the AMBAC Insurance
                                            Policy during the calendar month immediately preceding the Distribution Date; and

                                        (2) to the Class A Certificates to cover any shortfalls in principal and interest and to the
                                            Class A-IO Certificates to cover any shortfalls in interest that were not covered by excess interest.

                                        In addition, following distributions to be made on any Distribution Date, to the extent that the sum of (i) the amount in the reserve fund, and (ii) the current level of overcollateralization exceeds the overcollateralization target, the excess will be withdrawn from the reserve fund and distributed in the following order of priority:

                                        (1) to cover certain amounts owed to the Class A Certificates and the Class A-IO
                                            Certificates from prior Distribution Dates as a result of limiting their pass-through rate to the Net WAC Cap; and

                                        (2) to be released to the Class R Certificates.


Step-up Coupon:                         After the Optional Termination Date, the margin on the Class A Certificates will increase by 2x.

Net WAC Cap:                            The Net WAC Cap with  respect  to each  Distribution  Date is a rate equal to (i) the weighted average of the mortgage interest rates (net of the Servicing Fee, Trustee Fee and the rate at which the Certificate Insurer's monthly premium accrues), weighted on the basis of the principal balances of the Mortgage Loans as of the first day of the related interest accrual period minus (ii) the product of (x) 6.00% and (y) a fraction, the numerator of which is the notional balance of the Class A-IO Certificates and the denominator of which is the aggregate principal balance of the Mortgage Loan Pool.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.



Net WAC Cap Carryover:                  For  the  Class  A  Certificates  on  any   Distribution   Date,  if  the  applicable
                                        pass-through rate is reduced to the Net WAC Cap, the Offered Certificates will be entitled to the excess of any interest that would have accrued at the applicable pass-through rate
                                        (without regard to the Net WAC Cap) over the interest accrued at the applicable pass-through rate (as capped by the Net WAC Cap), together with one-month's interest thereon at the applicable pass-through rate in the priority described under "PRIORITY OF
                                        DISTRIBUTIONS" herein.

                                        The amount of any Net WAC Cap Carryover will be payable only from the Net WAC Cap Account, which will be established on the Closing Date for such purpose. The AMBAC Insurance Policy does not cover any Net WAC Cap Carryover amounts.

Class A-IO Certificates:                On each Distribution Date prior to the Distribution Date in April 2003, the Class A-IO
                                        Certificates will have a notional balance equal to the lesser of: (i) $24,000,000, subject to a 5% variance and (ii) the aggregate principal balance of the Mortgage Loans as of that
                                        Distribution Date. Prior to the Distribution Date in April 2003, the pass-through rate for the Class A-IO Certificates will be 6.00% per annum. On and after the Distribution Date in
                                        April 2003, the pass-through rate for the Class A-IO Certificates will be 0.00% per annum and the notional balance will be zero.

Prepayment Interest Shortfall:          For any Distribution Date and any principal prepayment on a Mortgage Loan received by the
                                        Servicer on or before its due date in the related due period, the amount, if any, by which one month's interest at the mortgage interest rate for such Mortgage Loan exceeds the amount of interest paid in connection with such prepayment.

Servicer Obligations for Prepayment     The Servicer will be obligated to pay from  its own funds Prepayment Interest Shortfalls for
Interest Shortfalls:                    any prepayment in full on a Mortgage Loan, but only up to the amount of its Servicing Fee for the related due period.



                                              PRINCIPAL DISTRIBUTIONS

Principal Distribution Amount:          The lesser of the amount available for such distribution and the aggregate of principal
                                        (both scheduled and unscheduled) received during the related collection period less the amount of any reduction in the level of overcollateralization.

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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                            PRIORITY OF DISTRIBUTIONS

On each Distribution Date, the Trustee shall withdraw from the distribution account the funds available for distribution, and make disbursements and transfers in the following order of priority:


(1)      to the Certificate Insurer, the Certificate Insurer's monthly premium;

(2)      to the Trustee, the Trustee Fee and expenses of the Trustee;

(3)      to the Servicer, the Servicing Fee and any other reimbursable amounts;

(4) to the Class A Certificates and Class A-IO Certificates, current interest on a pro-rata basis based on the amount of interest to which each such class is entitled;

(5) to the Class A Certificates, the principal distribution amount, until the outstanding balance of the Class A Certificates is reduced to zero;

(6) to the Certificate Insurer, any payments due and owing to the Certificate Insurer under the Insurance and Indemnity Agreement other than the Certificate Insurer's monthly premium;

(7) any remaining amounts, to the Class A Certificates, until the overcollateralization target is reached or until the outstanding balance of the Class A Certificates is reduced to zero;

(8)      to the Net WAC Cap Account, the required amount if any;

(9) to the Class X Certificateholders, an amount described under the Pooling and Servicing Agreement; and

(10)     to the Class R Certificateholders, any remaining amount.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.


                                   DESCRIPTION OF CUT-OFF DATE COLLATERAL

                                            TOTAL MORTGAGE LOANS

Summary Statistics
-----------------------------------------------------------------------------------------------------------
Cut-Off Date Principal Balance                                                             $200,122,020.52
   Number of Mortgage Loans                                                                          2,138
   Minimum                                                                                       $4,936.70
   Maximum                                                                                     $499,157.33
   Average                                                                                      $93,602.44
Current CLTV Ratio
   Minimum                                                                                           8.00%
   Maximum                                                                                         100.00%
   Weighted Average                                                                                 78.62%
Gross Coupon
   Minimum                                                                                          8.500%
   Maximum                                                                                         14.750%
   Weighted Average                                                                                10.481%
Remaining Term (Months)
   Minimum                                                                                              24
   Maximum                                                                                             360
   Weighted Average                                                                                    258
Credit Score
   Minimum                                                                                             461
   Maximum                                                                                             826
   Weighted Average                                                                                    603
Product Type
   Fully Amortizing Fixed Rate Mortgage Loans                                                       10.87%
   Fully Amortizing Adjustable Rate Mortgage Loans                                                  49.69%
   Fixed Rate Balloon Mortgage Loans                                                                39.44%
Lien Position
   First                                                                                            97.89%
   Second                                                                                            2.11%
Property Type
   Single Family Detached                                                                           73.59%
   Mixed Use                                                                                        10.39%
   Duplex                                                                                            3.27%
   Condominium                                                                                       3.21%
   Triplex                                                                                           1.27%
   Apartment Building                                                                                1.16%
   Other                                                                                             7.10%
Occupancy Status
   Owner Occupied                                                                                   77.42%
   Non-Owner Occupied                                                                               22.58%
Geographic Concentration
   Pennsylvania                                                                                     17.50%
   New Jersey                                                                                       15.30%
   North Carolina                                                                                    8.77%
   Number of States                                                                                     39
   Largest Zip Code Concentration (89110)                                                            0.83%
% of Loans with Prepayment Penalties                                                                63.79%
-----------------------------------------------------------------------------------------------------------

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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                                      DESCRIPTION OF CUT-OFF DATE COLLATERAL

                                               TOTAL MORTGAGE LOANS



                                               Number of                Principal Balance                   % of Aggregate
                                               Mortgage                 Outstanding as of           Principal Balance Outstanding
Current Mortgage Rate (%)                        Loans                  the Cut-Off Date                as of the Cut-Off Date
-------------------------------------        --------------        ------------------------       ---------------------------------
   8.001 -  8.500                                       2                 $    164,640.29                                   0.08%
   8.501 -  9.000                                      64                    7,079,855.23                                   3.54
   9.001 -  9.500                                     263                   25,471,178.30                                  12.73
   9.501 - 10.000                                     472                   48,848,857.93                                  24.41
  10.001 - 10.500                                     377                   39,464,498.33                                  19.72
  10.501 - 11.000                                     374                   34,943,413.47                                  17.46
  11.001 - 11.500                                     225                   19,443,304.50                                   9.72
  11.501 - 12.000                                     151                   13,177,860.71                                   6.58
  12.001 - 12.500                                     130                    7,689,140.86                                   3.84
  12.501 - 13.000                                      32                    1,866,253.12                                   0.93
  13.001 - 13.500                                      14                    1,053,026.76                                   0.53
  13.501 - 14.000                                      28                      771,676.76                                   0.39
  14.001 - 14.500                                       4                       93,698.85                                   0.05
  14.501 - 15.000                                       2                       54,615.41                                   0.03
-------------------------------------        ------------         -----------------------        --------------------------------
TOTAL                                               2,138                 $200,122,020.52                                 100.00%
                                             ============         =======================        ================================


                                              Number of                Principal Balance                    % of Aggregate
                                               Mortgage                Outstanding as of            Principal Balance Outstanding
Current CLTV Ratio (%)                          Loans                  the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        -------------        ------------------------        ---------------------------------
  5.001 -  10.000                                       3                 $    128,494.58                                   0.06%
 15.001 -  20.000                                       5                      131,574.13                                   0.07
 20.001 -  25.000                                       3                      180,618.32                                   0.09
 25.001 -  30.000                                       6                      417,627.06                                   0.21
 30.001 -  35.000                                       4                      116,276.96                                   0.06
 35.001 -  40.000                                       9                      782,910.51                                   0.39
 40.001 -  45.000                                       8                      592,458.96                                   0.30
 45.001 -  50.000                                      22                    3,221,302.75                                   1.61
 50.001 -  55.000                                      22                    1,939,518.43                                   0.97
 55.001 -  60.000                                      48                    4,073,987.03                                   2.04
 60.001 -  65.000                                      78                    8,338,993.59                                   4.17
 65.001 -  70.000                                     186                   19,685,538.67                                   9.84
 70.001 -  75.000                                     279                   25,619,711.96                                  12.80
 75.001 -  80.000                                     748                   66,830,046.37                                  33.39
 80.001 -  85.000                                     191                   19,709,045.80                                   9.85
 85.001 -  90.000                                     361                   40,393,994.63                                  20.18
 90.001 -  95.000                                      43                    3,463,433.25                                   1.73
 95.001 - 100.000                                     122                    4,496,487.52                                   2.25
-------------------------------------        ------------         -----------------------        --------------------------------
TOTAL                                               2,138                 $200,122,020.52                                 100.00%
                                             ============         =======================        ================================

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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                                      DESCRIPTION OF CUT-OFF DATE COLLATERAL

                                               TOTAL MORTGAGE LOANS



                                               Number of               Principal Balance                    % of Aggregate
                                                Mortgage               Outstanding as of            Principal Balance Outstanding
Current Principal Balance ($)                    Loans                 the Cut-Off Date                 as of the Cut-Off Date
---------------------------------------      ---------------      ------------------------        ---------------------------------
      0.01 -  25,000.00                                  96               $  1,652,152.76                                    0.83%
 25,000.01 -  50,000.00                                 450                 17,235,704.11                                    8.61
 50,000.01 -  75,000.00                                 477                 29,899,189.55                                   14.94
 75,000.01 - 100,000.00                                 373                 32,732,693.71                                   16.36
100,000.01 - 125,000.00                                 270                 30,228,761.09                                   15.11
125,000.01 - 150,000.00                                 168                 22,940,540.69                                   11.46
150,000.01 - 175,000.00                                 113                 18,304,736.80                                    9.15
175,000.01 - 200,000.00                                  61                 11,503,136.34                                    5.75
200,000.01 - 225,000.00                                  37                  7,896,781.49                                    3.95
225,000.01 - 250,000.00                                  25                  5,968,869.23                                    2.98
250,000.01 - 275,000.00                                  18                  4,714,575.16                                    2.36
275,000.01 - 300,000.00                                  12                  3,413,156.54                                    1.71
300,000.01 - 325,000.00                                  13                  4,079,279.57                                    2.04
325,000.01 - 350,000.00                                   6                  2,019,623.64                                    1.01
350,000.01 - 375,000.00                                  11                  4,065,124.19                                    2.03
375,000.01 - 400,000.00                                   2                    794,578.64                                    0.40
400,000.01 - 425,000.00                                   2                    818,731.23                                    0.41
425,000.01 - 450,000.00                                   2                    867,728.45                                    0.43
475,000.01 - 500,000.00                                   2                    986,657.33                                    0.49
---------------------------------------      --------------       -----------------------        ---------------------------------
TOTAL                                                 2,138               $200,122,020.52                                  100.00%
                                             ==============       =======================        =================================



                                               Number of               Principal Balance                    % of Aggregate
Prepayment Penalty                              Mortgage               Outstanding as of            Principal Balance Outstanding
Term (Months)                                    Loans                 the Cut-Off Date                 as of the Cut-Off Date
---------------------------------------      ---------------      ------------------------       ---------------------------------
No Prepayment Penalty                                   919               $ 72,454,753.31                                   36.21%
12                                                       45                  5,865,390.35                                    2.93
24                                                      529                 53,601,332.42                                   26.78
30                                                        2                    101,465.53                                    0.05
36                                                      609                 64,997,771.82                                   32.48
42                                                       19                  1,927,937.27                                    0.96
60                                                       15                  1,173,369.82                                    0.59
---------------------------------------      --------------       -----------------------        ---------------------------------
TOTAL                                                 2,138               $200,122,020.52                                  100.00%
                                             ==============       =======================        =================================

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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.


                                      DESCRIPTION OF CUT-OFF DATE COLLATERAL

                                               TOTAL MORTGAGE LOANS



                                               Number of               Principal Balance                    % of Aggregate
                                                Mortgage               Outstanding as of            Principal Balance Outstanding
Remaining Term (Months)                          Loans                 the Cut-Off Date                 as of the Cut-Off Date
---------------------------------------      ---------------      ------------------------       ---------------------------------
 19 -  24                                                 1               $    147,918.99                                    0.07%
 25 -  30                                                24                  3,383,724.04                                    1.69
 31 -  36                                                 5                    810,865.96                                    0.41
 43 -  48                                                 3                    303,021.51                                    0.15
 49 -  54                                                12                  1,755,202.13                                    0.88
 55 -  60                                               100                 13,611,426.65                                    6.80
103 - 108                                                 2                    200,703.33                                    0.10
109 - 114                                                22                  2,017,414.35                                    1.01
115 - 120                                               132                 16,505,724.40                                    8.25
163 - 168                                                 5                    385,831.01                                    0.19
169 - 174                                                23                  1,799,231.71                                    0.90
175 - 180                                               689                 46,743,235.18                                   23.36
187 - 192                                                 2                    159,836.30                                    0.08
229 - 234                                                 3                    152,947.97                                    0.08
235 - 240                                                49                  3,553,341.04                                    1.78
283 - 288                                                 1                     37,394.17                                    0.02
295 - 300                                                 1                    179,588.93                                    0.09
343 - 348                                                 2                    112,362.10                                    0.06
349 - 354                                                89                  9,863,570.50                                    4.93
355 - 360                                               973                 98,398,680.25                                   49.17
---------------------------------------      --------------       -----------------------        ---------------------------------
TOTAL                                                 2,138               $200,122,020.52                                  100.00%
                                             ==============       =======================        =================================



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Occupancy Status                                 Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
Owner Occupied                                       1,634               $154,934,479.96                                   77.42%
Non-Owner Occupied                                     504                 45,187,540.56                                   22.58
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                2,138               $200,122,020.52                                  100.00%
                                             =============       =======================        =================================


                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Credit Grade                                     Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
A                                                    1,553               $146,121,230.14                                   73.02%
B                                                      585                 54,000,790.38                                   26.98
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                2,138               $200,122,020.52                                  100.00%
                                             =============       =======================        =================================


  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                                      DESCRIPTION OF CUT-OFF DATE COLLATERAL

                                               TOTAL MORTGAGE LOANS



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Credit Score                                     Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
Unknown                                                 36               $  3,106,064.03                                    1.55%
451 - 475                                                1                     97,412.15                                    0.05
476 - 500                                                7                    879,156.48                                    0.44
501 - 525                                              129                 12,412,871.79                                    6.20
526 - 550                                              200                 20,231,926.65                                   10.11
551 - 575                                              261                 24,089,533.52                                   12.04
576 - 600                                              286                 27,229,352.90                                   13.61
601 - 625                                              347                 32,366,456.05                                   16.17
626 - 650                                              348                 30,829,028.60                                   15.41
651 - 675                                              214                 19,435,479.34                                    9.71
676 - 700                                              140                 13,595,169.03                                    6.79
701 - 725                                               76                  7,329,864.48                                    3.66
726 - 750                                               48                  4,777,057.10                                    2.39
751 - 775                                               26                  2,180,560.77                                    1.09
776 - 800                                               16                  1,405,599.67                                    0.70
801 - 825                                                1                     59,846.10                                    0.03
826 - 850                                                2                     96,641.86                                    0.05
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                2,138               $200,122,020.52                                  100.00%
                                             =============       =======================        =================================



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Documentation Type                               Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
Full                                                 1,766               $161,337,090.02                                   80.62%
Lite                                                   342                 34,861,547.81                                   17.42
Alternative                                             17                  2,416,540.91                                    1.21
Stated Income                                            6                    767,160.95                                    0.38
No Documentation                                         7                    739,680.83                                    0.37
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                2,138               $200,122,020.52                                  100.00%
                                             =============       =======================        =================================


  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.


                                      DESCRIPTION OF CUT-OFF DATE COLLATERAL

                                               TOTAL MORTGAGE LOANS



                                          Number of              Principal Balance                    % of Aggregate
                                          Mortgage               Outstanding as of            Principal Balance Outstanding
Property Type                               Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------   --------------      ------------------------       ---------------------------------
Single Family Detached                          1,654               $147,273,485.87                                   73.59%
Mixed Use                                         164                 20,790,042.94                                   10.39
Duplex                                             90                  6,553,136.42                                    3.27
Condominium                                        71                  6,430,701.09                                    3.21
6 Family / Units                                   35                  3,788,115.90                                    1.89
Triplex                                            23                  2,541,437.00                                    1.27
Apartment Building                                 17                  2,323,845.36                                    1.16
5 Family / Units                                   16                  2,053,364.36                                    1.03
10+ Family / Units                                 11                  2,037,360.82                                    1.02
Quadruplex                                         15                  1,891,056.22                                    0.94
Mobile Home                                        17                  1,163,549.82                                    0.58
7 Family / Units                                    8                  1,107,560.20                                    0.55
9 Family / Units                                    4                    732,529.34                                    0.37
Townhouse                                           8                    700,380.44                                    0.35
8 Family / Units                                    3                    624,700.47                                    0.31
Row Home                                            2                    110,754.27                                    0.06
-------------------------------------   -------------       -----------------------        ---------------------------------
TOTAL                                           2,138               $200,122,020.52                                  100.00%
                                        =============       =======================        =================================



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Loan Purpose                                     Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
Refinance (Cashout)                                    635               $ 63,773,083.81                                   31.87%
Refinance (Rate/Term)                                  563                 50,684,833.39                                   25.33
Unknown                                                508                 43,266,503.25                                   21.62
Purchase                                               432                 42,397,600.07                                   21.19
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                2,138               $200,122,020.52                                  100.00%
                                             =============       =======================        =================================

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.


                                      DESCRIPTION OF CUT-OFF DATE COLLATERAL

                                               TOTAL MORTGAGE LOANS



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Geographic Distribution                          Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
Pennsylvania                                           446               $ 35,014,233.28                                   17.50%
New Jersey                                             252                 30,612,888.99                                   15.30
North Carolina                                         201                 17,542,609.97                                    8.77
Nevada                                                 124                 13,320,912.07                                    6.66
Missouri                                               110                  8,835,401.00                                    4.42
South Dakota                                           114                  8,416,879.45                                    4.21
Nebraska                                                85                  7,007,744.76                                    3.50
Kansas                                                  81                  6,755,319.66                                    3.38
Minnesota                                               61                  6,716,631.55                                    3.36
Maryland                                                58                  6,105,364.95                                     3.05
Iowa                                                    71                  5,336,878.74                                    2.67
Ohio                                                    61                  5,129,510.40                                    2.56
Colorado                                                38                  4,698,869.29                                    2.35
Georgia                                                 44                  4,581,442.45                                    2.29
South Carolina                                          58                  4,544,372.01                                    2.27
Wisconsin                                               39                  3,926,090.35                                    1.96
Delaware                                                38                  3,809,574.79                                    1.90
Massachusetts                                           26                  3,664,960.08                                    1.83
Washington                                              29                  3,550,984.48                                    1.77
Montana                                                 28                  2,969,704.16                                    1.48
Rhode Island                                            18                  2,623,869.51                                    1.31
Illinois                                                18                  2,507,092.07                                    1.25
Oklahoma                                                28                  2,210,504.37                                    1.10
Idaho                                                   21                  1,396,435.14                                    0.70
Oregon                                                  10                  1,392,306.28                                    0.70
Virginia                                                12                  1,375,606.87                                    0.69
Florida                                                 16                  1,225,367.58                                    0.61
Tennessee                                               10                    930,121.30                                    0.46
West Virginia                                            8                    602,106.09                                    0.30
Indiana                                                  8                    564,359.77                                    0.28
Kentucky                                                 4                    540,812.10                                    0.27
New Hampshire                                            4                    524,904.73                                    0.26
New Mexico                                               5                    491,787.72                                    0.25
Michigan                                                 3                    342,018.31                                    0.17
Arizona                                                  4                    303,224.65                                    0.15
Utah                                                     1                    187,434.03                                    0.09
Connecticut                                              2                    174,511.51                                    0.09
California                                               1                    133,975.64                                    0.07
Maine                                                    1                     55,210.42                                    0.03
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                2,138               $200,122,020.52                                  100.00%
                                             =============       =======================        =================================

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.


                                      DESCRIPTION OF CUT-OFF DATE COLLATERAL

                                       TOTAL FIXED RATE MORTGAGE LOANS


----------------------------------------------------------------------------------------------------------
Cut-Off Date Principal Balance                                                            $100,685,712.31
   Number of Mortgage Loans                                                                         1,178
   Minimum                                                                                      $4,936.70
   Maximum                                                                                    $499,157.33
   Average                                                                                     $85,471.74
Current CLTV Ratio
   Minimum                                                                                          8.00%
   Maximum                                                                                        100.00%
   Weighted Average                                                                                74.83%
Gross Coupon
   Minimum                                                                                         8.500%
   Maximum                                                                                        14.750%
   Weighted Average                                                                               10.869%
Remaining Term (Months)
   Minimum                                                                                             24
   Maximum                                                                                            360
   Weighted Average                                                                                   161
Credit Score
   Minimum                                                                                            461
   Maximum                                                                                            826
   Weighted Average                                                                                   605
Product Type
   Fully Amortizing                                                                                21.61%
   Balloon                                                                                         78.39%
Lien Position
   First                                                                                           95.80%
   Second                                                                                           4.20%
Property Type
   Single Family Detached                                                                          54.48%
   Mixed Use                                                                                       20.65%
   Duplex                                                                                           4.52%
   Condominium                                                                                      3.16%
   Triplex                                                                                          2.34%
   Apartment Building                                                                               2.31%
   Other                                                                                           12.55%
Occupancy Status
   Owner Occupied                                                                                  61.14%
   Non-Owner Occupied                                                                              38.86%
Geographic Concentration
   New Jersey                                                                                      24.58%
   Pennsylvania                                                                                    24.27%
   North Carolina                                                                                   5.72%
   Number of States                                                                                    37
   Largest Zip Code Concentration (08401)                                                           0.98%
% of Loans with Prepayment Penalties                                                               59.43%
----------------------------------------------------------------------------------------------------------

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.


                                      DESCRIPTION OF CUT-OFF DATE COLLATERAL

                                          TOTAL FIXED RATE MORTGAGE LOANS


                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Current Mortgage Rate (%)                        Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
 8.001 -  8.500                                          2               $    164,640.29                                    0.16%
 8.501 -  9.000                                         17                  1,926,878.16                                    1.91
 9.001 -  9.500                                         77                  6,586,758.99                                    6.54
 9.501 - 10.000                                        184                 18,201,307.40                                   18.08
10.001 - 10.500                                        161                 16,216,384.17                                   16.11
10.501 - 11.000                                        216                 19,953,646.45                                   19.82
11.001 - 11.500                                        172                 13,984,584.89                                   13.89
11.501 - 12.000                                        142                 12,313,461.50                                   12.23
12.001 - 12.500                                        129                  7,657,648.92                                    7.61
12.501 - 13.000                                         32                  1,866,253.12                                    1.85
13.001 - 13.500                                         12                    894,157.40                                    0.89
13.501 - 14.000                                         28                    771,676.76                                    0.77
14.001 - 14.500                                          4                     93,698.85                                    0.09
14.501 - 15.000                                          2                     54,615.41                                    0.05
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                1,178               $100,685,712.31                                  100.00%
                                             =============       =======================        =================================



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Current CLTV Ratio (%)                           Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
 5.001 -  10.000                                         3               $    128,494.58                                    0.13%
15.001 -  20.000                                         5                    131,574.13                                    0.13
20.001 -  25.000                                         3                    180,618.32                                    0.18
25.001 -  30.000                                         4                    315,445.76                                    0.31
30.001 -  35.000                                         4                    116,276.96                                    0.12
35.001 -  40.000                                         5                    572,498.73                                    0.57
40.001 -  45.000                                         6                    482,804.86                                    0.48
45.001 -  50.000                                        16                  2,894,533.93                                    2.87
50.001 -  55.000                                        20                  1,834,864.31                                    1.82
55.001 -  60.000                                        41                  3,659,841.28                                    3.63
60.001 -  65.000                                        67                  7,602,886.22                                    7.55
65.001 -  70.000                                       153                 16,731,260.60                                   16.62
70.001 -  75.000                                       204                 19,620,447.78                                   19.49
75.001 -  80.000                                       304                 22,568,736.69                                   22.42
80.001 -  85.000                                        79                  7,116,807.39                                    7.07
85.001 -  90.000                                       129                 12,369,327.10                                   12.29
90.001 -  95.000                                        26                  1,167,140.98                                    1.16
95.001 - 100.000                                       109                  3,192,152.69                                    3.17
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                1,178               $100,685,712.31                                  100.00%
                                             =============       =======================        =================================

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.


                                      DESCRIPTION OF CUT-OFF DATE COLLATERAL

                                          TOTAL FIXED RATE MORTGAGE LOANS



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Current Principal Balance ($)                    Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
      0.01 -  25,000.00                                 93               $  1,579,659.24                                    1.57%
 25,000.01 -  50,000.00                                331                 12,444,841.38                                   12.36
 50,000.01 -  75,000.00                                235                 14,582,799.82                                   14.48
 75,000.01 - 100,000.00                                169                 14,766,482.25                                   14.67
100,000.01 - 125,000.00                                123                 13,811,054.27                                   13.72
125,000.01 - 150,000.00                                 70                  9,550,185.55                                    9.49
150,000.01 - 175,000.00                                 53                  8,611,156.04                                    8.55
175,000.01 - 200,000.00                                 33                  6,253,515.61                                    6.21
200,000.01 - 225,000.00                                 22                  4,730,327.67                                    4.70
225,000.01 - 250,000.00                                 17                  4,088,931.81                                    4.06
250,000.01 - 275,000.00                                  9                  2,362,604.08                                    2.35
275,000.01 - 300,000.00                                  4                  1,145,494.77                                    1.14
300,000.01 - 325,000.00                                  8                  2,497,230.00                                    2.48
325,000.01 - 350,000.00                                  4                  1,343,386.97                                    1.33
350,000.01 - 375,000.00                                  4                  1,491,465.52                                    1.48
425,000.01 - 450,000.00                                  1                    439,920.00                                    0.44
475,000.01 - 500,000.00                                  2                    986,657.33                                    0.98
                                             -------------       -----------------------        ---------------------------------
TOTAL                                                1,178               $100,685,712.31                                  100.00%
                                             =============       =======================        =================================



                                               Number of              Principal Balance                    % of Aggregate
Prepayment Penalty                             Mortgage               Outstanding as of            Principal Balance Outstanding
Term (Months)                                    Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
No Prepayment Penalty                                  600               $ 40,845,777.85                                   40.57%
12                                                      21                  2,470,858.16                                    2.45
24                                                      47                  4,202,602.87                                    4.17
30                                                       2                    101,465.53                                    0.10
36                                                     481                 50,820,851.55                                   50.47
42                                                      14                  1,267,010.19                                    1.26
60                                                      13                    977,146.16                                    0.97
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                1,178               $100,685,712.31                                  100.00%
                                             =============       =======================        =================================

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.


                                      DESCRIPTION OF CUT-OFF DATE COLLATERAL

                                          TOTAL FIXED RATE MORTGAGE LOANS



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Remaining Term (Months)                          Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
  19 - 24                                                1               $    147,918.99                                    0.15%
  25 - 30                                               24                  3,383,724.04                                    3.36
  31 - 36                                                5                    810,865.96                                    0.81
  43 - 48                                                3                    303,021.51                                    0.30
  49 - 54                                               12                  1,755,202.13                                    1.74
  55 - 60                                              100                 13,611,426.65                                   13.52
103 - 108                                                2                    200,703.33                                    0.20
109 - 114                                               22                  2,017,414.35                                    2.00
115 - 120                                              132                 16,505,724.40                                   16.39
163 - 168                                                5                    385,831.01                                    0.38
169 - 174                                               23                  1,799,231.71                                    1.79
175 - 180                                              689                 46,743,235.18                                   46.42
187 - 192                                                2                    159,836.30                                    0.16
229 - 234                                                3                    152,947.97                                    0.15
235 - 240                                               49                  3,553,341.04                                    3.53
283 - 288                                                1                     37,394.17                                    0.04
295 - 300                                                1                    179,588.93                                    0.18
343 - 348                                                2                    112,362.10                                    0.11
349 - 354                                                7                    472,440.39                                    0.47
355 - 360                                               95                  8,353,502.15                                    8.30
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                1,178               $100,685,712.31                                  100.00%
                                             =============       =======================        =================================



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Occupancy Status                                 Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
Owner Occupied                                         760               $ 61,563,047.02                                   61.14%
Non-Owner Occupied                                     418                 39,122,665.29                                   38.86
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                1,178               $100,685,712.31                                  100.00%
                                             =============       =======================        =================================



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Credit Grade                                     Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
A                                                      888               $ 76,645,273.78                                   76.12%
B                                                      290                 24,040,438.53                                   23.88
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                1,178               $100,685,712.31                                  100.00%
                                             =============       =======================        =================================

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.


                                      DESCRIPTION OF CUT-OFF DATE COLLATERAL

                                          TOTAL FIXED RATE MORTGAGE LOANS



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Credit Score                                     Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
Unknown                                                 23               $  2,238,338.02                                    2.22%
451 - 475                                                1                     97,412.15                                    0.10
476 - 500                                                3                    239,357.72                                    0.24
501 - 525                                               63                  5,727,655.47                                    5.69
526 - 550                                              108                  9,588,144.66                                    9.52
551 - 575                                              135                 10,806,691.85                                   10.73
576 - 600                                              164                 13,563,301.06                                   13.47
601 - 625                                              180                 14,696,083.91                                   14.60
626 - 650                                              178                 14,551,698.17                                   14.45
651 - 675                                              122                 10,242,303.76                                   10.17
676 - 700                                               83                  8,041,363.21                                    7.99
701 - 725                                               53                  5,257,822.16                                    5.22
726 - 750                                               30                  2,750,465.84                                    2.73
751 - 775                                               22                  1,846,687.20                                    1.83
776 - 800                                               11                    941,745.27                                    0.94
826 - 850                                                2                     96,641.86                                    0.10
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                1,178               $100,685,712.31                                  100.00%
                                             =============       =======================        =================================


                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Documentation Type                               Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
Full                                                   971               $ 80,507,087.83                                   79.96%
Lite                                                   187                 18,208,672.53                                   18.08
Alternative                                             12                  1,209,744.00                                    1.20
Stated Income                                            3                    385,989.58                                    0.38
No Documentation                                         5                    374,218.37                                    0.37
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                1,178               $100,685,712.31                                  100.00%
                                             =============       =======================        =================================


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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.


                                      DESCRIPTION OF CUT-OFF DATE COLLATERAL

                                          TOTAL FIXED RATE MORTGAGE LOANS



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Property Type                                    Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
Single Family Detached                                 771               $ 54,850,952.56                                   54.48%
Mixed Use                                              164                 20,790,042.94                                   20.65
Duplex                                                  64                  4,546,799.27                                    4.52
6 Family / Units                                        35                  3,788,115.90                                    3.76
Condominium                                             37                  3,186,289.54                                    3.16
Triplex                                                 20                  2,351,993.94                                    2.34
Apartment Building                                      17                  2,323,845.36                                    2.31
5 Family / Units                                        16                  2,053,364.36                                    2.04
10+ Family / Units                                      11                  2,037,360.82                                    2.02
7 Family / Units                                         8                  1,107,560.20                                    1.10
Quadruplex                                               9                  1,060,812.47                                    1.05
Mobile Home                                             12                    778,966.11                                    0.77
9 Family / Units                                         4                    732,529.34                                    0.73
8 Family / Units                                         3                    624,700.47                                    0.62
Townhouse                                                5                    341,624.76                                    0.34
Row Home                                                 2                    110,754.27                                    0.11
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                1,178               $100,685,712.31                                  100.00%
                                             =============       =======================        =================================



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Loan Purpose                                     Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
Refinance (Cashout)                                    354               $ 32,872,363.61                                   32.65%
Refinance (Rate/Term)                                  335                 28,011,009.38                                   27.82
Unknown                                                297                 22,116,828.98                                   21.97
Purchase                                               192                 17,685,510.34                                   17.57
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                1,178               $100,685,712.31                                  100.00%
                                             =============       =======================        =================================

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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.


                                      DESCRIPTION OF CUT-OFF DATE COLLATERAL

                                          TOTAL FIXED RATE MORTGAGE LOANS



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Geographic Distribution                          Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
New Jersey                                             206               $ 24,746,230.50                                   24.58%
Pennsylvania                                           333                 24,439,064.15                                   24.27
North Carolina                                          91                  5,764,021.04                                    5.72
Missouri                                                65                  5,487,928.67                                    5.45
Massachusetts                                           25                  3,537,377.21                                    3.51
Ohio                                                    37                  3,134,900.15                                    3.11
Minnesota                                               28                  2,678,322.76                                    2.66
Rhode Island                                            18                  2,623,869.51                                    2.61
Kansas                                                  36                  2,497,342.62                                    2.48
Iowa                                                    36                  2,484,921.83                                    2.47
Maryland                                                33                  2,122,155.89                                    2.11
Illinois                                                15                  2,081,585.30                                    2.07
South Carolina                                          31                  1,967,138.28                                    1.95
Georgia                                                 19                  1,686,968.72                                    1.68
Nevada                                                  26                  1,672,806.39                                    1.66
Delaware                                                23                  1,630,721.80                                    1.62
Wisconsin                                               13                  1,436,626.24                                    1.43
South Dakota                                            25                  1,287,460.04                                    1.28
Montana                                                 10                  1,059,451.35                                    1.05
Oklahoma                                                11                  1,020,389.66                                    1.01
Washington                                               7                    963,888.57                                    0.96
Colorado                                                11                    841,442.12                                    0.84
Florida                                                 14                    807,306.88                                    0.80
Nebraska                                                12                    663,652.35                                    0.66
Idaho                                                   11                    592,961.02                                    0.59
New Hampshire                                            4                    524,904.73                                    0.52
Virginia                                                 6                    487,601.15                                    0.48
Oregon                                                   5                    457,758.29                                    0.45
Kentucky                                                 2                    348,411.61                                    0.35
Tennessee                                                5                    337,441.73                                    0.34
New Mexico                                               3                    290,267.45                                    0.29
Indiana                                                  4                    259,574.05                                    0.26
West Virginia                                            6                    242,777.28                                    0.24
Connecticut                                              2                    174,511.51                                    0.17
Michigan                                                 2                    171,704.28                                    0.17
Arizona                                                  2                    107,016.76                                    0.11
Maine                                                    1                     55,210.42                                    0.05
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                1,178               $100,685,712.31                                  100.00%
                                             =============       =======================        =================================

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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                                      DESCRIPTION OF CUT-OFF DATE COLLATERAL

                                       TOTAL ADJUSTABLE RATE MORTGAGE LOANS


----------------------------------------------------------------------------------------------------------
Cut-Off Date Principal Balance                                                             $99,436,308.21
   Number of Mortgage Loans                                                                           960
   Minimum                                                                                     $23,168.87
   Maximum                                                                                    $427,808.45
   Average                                                                                    $103,579.49
Current LTV Ratio
   Minimum                                                                                         30.00%
   Maximum                                                                                        100.00%
   Weighted Average                                                                                82.45%
Gross Coupon
   Minimum                                                                                         8.615%
   Maximum                                                                                        13.375%
   Weighted Average                                                                               10.087%
Remaining Term (Months)
   Minimum                                                                                            349
   Maximum                                                                                            360
   Weighted Average                                                                                   357
Credit Score
   Minimum                                                                                            500
   Maximum                                                                                            801
   Weighted Average                                                                                   601
Product Type
   Fully Amortizing                                                                               100.00%
Lien Position
   First                                                                                          100.00%
Property Type
   Single Family Detached                                                                          92.95%
   Condominium                                                                                      3.26%
   Duplex                                                                                           2.02%
   Triplex                                                                                          0.19%
   Other                                                                                            1.58%
Occupancy Status
   Owner Occupied                                                                                  93.90%
   Non-Owner Occupied                                                                               6.10%
Geographic Concentration
   North Carolina                                                                                  11.85%
   Nevada                                                                                          11.71%
   Pennsylvania                                                                                    10.64%
   Number of States                                                                                    35
   Largest Zip Code Concentration (89110)                                                           1.31%
% of Loans with Prepayment Penalties                                                               68.21%
----------------------------------------------------------------------------------------------------------

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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.


                                      DESCRIPTION OF CUT-OFF DATE COLLATERAL

                                       TOTAL ADJUSTABLE RATE MORTGAGE LOANS



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Current Mortgage Rate (%)                        Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
  8.501 -  9.000                                        47                $ 5,152,977.07                                    5.18%
  9.001 -  9.500                                       186                 18,884,419.31                                   18.99
  9.501 - 10.000                                       288                 30,647,550.53                                   30.82
 10.001 - 10.500                                       216                 23,248,114.16                                   23.38
 10.501 - 11.000                                       158                 14,989,767.02                                   15.07
 11.001 - 11.500                                        53                  5,458,719.61                                    5.49
 11.501 - 12.000                                         9                    864,399.21                                    0.87
 12.001 - 12.500                                         1                     31,491.94                                    0.03
 13.001 - 13.500                                         2                    158,869.36                                    0.16
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                  960                $99,436,308.21                                  100.00%
                                             =============       =======================        =================================



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Minimum Interest Rate (%)                        Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
 6.001 -  6.500                                          2                $   239,951.14                                    0.24%
 6.501 -  7.000                                          1                     48,606.32                                    0.05
 7.001 -  7.500                                          1                     37,903.69                                    0.04
 8.501 -  9.000                                         47                  5,152,977.07                                    5.18
 9.001 -  9.500                                        186                 18,767,714.51                                   18.87
 9.501 - 10.000                                        285                 30,318,772.61                                   30.49
10.001 - 10.500                                        217                 23,515,720.62                                   23.65
10.501 - 11.000                                        153                 14,626,718.13                                   14.71
11.001 - 11.500                                         53                  5,429,527.32                                    5.46
11.501 - 12.000                                         10                    906,730.91                                    0.91
12.001 - 12.500                                          2                     98,619.79                                    0.10
12.501 - 13.000                                          2                    201,324.59                                    0.20
13.001 - 13.500                                          1                     91,741.51                                    0.09
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                  960                $99,436,308.21                                  100.00%
                                             =============       =======================        =================================


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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.


                                      DESCRIPTION OF CUT-OFF DATE COLLATERAL

                                       TOTAL ADJUSTABLE RATE MORTGAGE LOANS



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Maximum Interest Rate (%)                        Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
 9.501 - 10.000                                          1                $    48,606.32                                    0.05%
12.501 - 13.000                                          1                     56,622.09                                    0.06
13.501 - 14.000                                          1                     63,129.89                                    0.06
14.001 - 14.500                                          2                    289,032.44                                    0.29
14.501 - 15.000                                         50                  5,504,768.73                                    5.54
15.001 - 15.500                                        178                 18,066,207.00                                   18.17
15.501 - 16.000                                        281                 29,665,720.97                                   29.83
16.001 - 16.500                                        220                 23,801,612.48                                   23.94
16.501 - 17.000                                        149                 14,086,152.46                                   14.17
17.001 - 17.500                                         56                  5,625,601.50                                    5.66
17.501 - 18.000                                         16                  1,758,639.23                                    1.77
18.001 - 18.500                                          1                     31,491.94                                    0.03
18.501 - 19.000                                          1                    128,995.26                                    0.13
19.001 - 19.500                                          1                     67,127.85                                    0.07
19.501 - 20.000                                          1                    150,858.54                                    0.15
20.001 - 20.500                                          1                     91,741.51                                    0.09
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                  960                $99,436,308.21                                  100.00%
                                             =============       =======================        =================================


                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Interest Rate Margin (%)                         Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
4.501 - 5.000                                          417                $40,873,928.55                                   41.11%
5.001 - 5.500                                          312                 34,785,880.57                                   34.98
5.501 - 6.000                                          105                 11,141,182.47                                   11.20
6.001 - 6.500                                          109                 10,971,769.33                                   11.03
6.501 - 7.000                                           12                  1,108,272.25                                    1.11
7.001 - 7.500                                            2                    315,192.17                                    0.32
7.501 - 8.000                                            2                    148,341.36                                    0.15
8.501 - 9.000                                            1                     91,741.51                                    0.09
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                  960                $99,436,308.21                                  100.00%
                                             =============       =======================        =================================



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Initial Periodic Rate Cap (%)                    Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
2.000                                                   93                $ 8,800,902.10                                    8.85%
3.000                                                  867                 90,635,406.11                                   91.15
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                  960                $99,436,308.21                                  100.00%
                                             =============       ========================       =================================

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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.


                                      DESCRIPTION OF CUT-OFF DATE COLLATERAL

                                       TOTAL ADJUSTABLE RATE MORTGAGE LOANS



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Periodic Rate Cap (%)                            Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
1.000                                                   63                $ 6,123,820.54                                    6.16%
1.500                                                  897                 93,312,487.67                                   93.84
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                  960                $99,436,308.21                                  100.00%
                                             =============       =======================        =================================



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Months to Roll                                   Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
 7 - 12                                                  1                $    81,213.51                                    0.08%
13 - 18                                                151                 17,244,204.66                                   17.34
19 - 24                                                783                 79,118,355.51                                   79.57
25 - 30                                                  5                    546,474.02                                    0.55
31 - 36                                                 20                  2,446,060.51                                    2.46
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                  960                $99,436,308.21                                  100.00%
                                             =============       =======================        =================================



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Current LTV Ratio (%)                            Loans                the Cut-Off Date                  as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
25.001 -  30.000                                         2                $   102,181.30                                    0.10%
35.001 -  40.000                                         4                    210,411.78                                    0.21
40.001 -  45.000                                         2                    109,654.10                                    0.11
45.001 -  50.000                                         6                    326,768.82                                    0.33
50.001 -  55.000                                         2                    104,654.12                                    0.11
55.001 -  60.000                                         7                    414,145.75                                    0.42
60.001 -  65.000                                        11                    736,107.37                                    0.74
65.001 -  70.000                                        33                  2,954,278.07                                    2.97
70.001 -  75.000                                        75                  5,999,264.18                                    6.03
75.001 -  80.000                                       444                 44,261,309.68                                   44.51
80.001 -  85.000                                       112                 12,592,238.41                                   12.66
85.001 -  90.000                                       232                 28,024,667.53                                   28.18
90.001 -  95.000                                        17                  2,296,292.27                                    2.31
95.001 - 100.000                                        13                  1,304,334.83                                    1.31
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                  960                $99,436,308.21                                  100.00%
                                             =============       =======================        =================================

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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.


                                      DESCRIPTION OF CUT-OFF DATE COLLATERAL

                                       TOTAL ADJUSTABLE RATE MORTGAGE LOANS



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Current Principal Balances ($)                   Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
      0.01 -  25,000.00                                  3                $    72,493.52                                    0.07%
 25,000.01 -  50,000.00                                119                  4,790,862.73                                    4.82
 50,000.01 -  75,000.00                                242                 15,316,389.73                                   15.40
 75,000.01 - 100,000.00                                204                 17,966,211.46                                   18.07
100,000.01 - 125,000.00                                147                 16,417,706.82                                   16.51
125,000.01 - 150,000.00                                 98                 13,390,355.14                                   13.47
150,000.01 - 175,000.00                                 60                  9,693,580.76                                    9.75
175,000.01 - 200,000.00                                 28                  5,249,620.73                                    5.28
200,000.01 - 225,000.00                                 15                  3,166,453.82                                    3.18
225,000.01 - 250,000.00                                  8                  1,879,937.42                                    1.89
250,000.01 - 275,000.00                                  9                  2,351,971.08                                    2.37
275,000.01 - 300,000.00                                  8                  2,267,661.77                                    2.28
300,000.01 - 325,000.00                                  5                  1,582,049.57                                    1.59
325,000.01 - 350,000.00                                  2                    676,236.67                                    0.68
350,000.01 - 375,000.00                                  7                  2,573,658.67                                    2.59
375,000.01 - 400,000.00                                  2                    794,578.64                                    0.80
400,000.01 - 425,000.00                                  2                    818,731.23                                    0.82
425,000.01 - 450,000.00                                  1                    427,808.45                                    0.43
-------------------------------------        --------------      ------------------------       ---------------------------------
TOTAL                                                  960                $99,436,308.21                                  100.00%
                                             ==============      ========================       =================================


                                               Number of              Principal Balance                    % of Aggregate
Prepayment Penalty                             Mortgage               Outstanding as of            Principal Balance Outstanding
Term (Months)                                    Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
No Prepayment Penalty                                  319                $31,608,975.46                                   31.79%
12                                                      24                  3,394,532.19                                    3.41
24                                                     482                 49,398,729.55                                   49.68
36                                                     128                 14,176,920.27                                   14.26
42                                                       5                    660,927.08                                    0.66
60                                                       2                    196,223.66                                    0.20
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                  960                $99,436,308.21                                  100.00%
                                             =============       =======================        =================================


                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Remaining Term (Months)                          Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
349 - 354                                               82                $ 9,391,130.11                                    9.44%
355 - 360                                              878                 90,045,178.10                                   90.56
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                  960                $99,436,308.21                                  100.00%
                                             =============       =======================        =================================

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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.


                                      DESCRIPTION OF CUT-OFF DATE COLLATERAL

                                       TOTAL ADJUSTABLE RATE MORTGAGE LOANS



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Occupancy Status                                 Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
Owner Occupied                                         874                $93,371,432.94                                   93.90%
Non-Owner Occupied                                      86                  6,064,875.27                                    6.10
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                  960                $99,436,308.21                                  100.00%
                                             =============       =======================        =================================


                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Credit Grade                                     Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
A                                                      665                $69,475,956.36                                   69.87%
B                                                      295                 29,960,351.85                                   30.13
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                  960                $99,436,308.21                                  100.00%
                                             =============       =======================        =================================


                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Credit Score                                     Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
Unknown                                                 13                $   867,726.01                                    0.87%
476 - 500                                                4                    639,798.76                                    0.64
501 - 525                                               66                  6,685,216.32                                    6.72
526 - 550                                               92                 10,643,781.99                                   10.70
551 - 575                                              126                 13,282,841.67                                   13.36
576 - 600                                              122                 13,666,051.84                                   13.74
601 - 625                                              167                 17,670,372.14                                   17.77
626 - 650                                              170                 16,277,330.43                                   16.37
651 - 675                                               92                  9,193,175.58                                    9.25
676 - 700                                               57                  5,553,805.82                                    5.59
701 - 725                                               23                  2,072,042.32                                    2.08
726 - 750                                               18                  2,026,591.26                                    2.04
751 - 775                                                4                    333,873.57                                    0.34
776 - 800                                                5                    463,854.40                                    0.47
801 - 825                                                1                     59,846.10                                    0.06
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                  960                $99,436,308.21                                  100.00%
                                             =============       =======================        =================================

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.


                                      DESCRIPTION OF CUT-OFF DATE COLLATERAL

                                       TOTAL ADJUSTABLE RATE MORTGAGE LOANS



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Documentation Type                               Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
Full                                                   795                $80,830,002.19                                   81.29%
Lite                                                   155                 16,652,875.28                                   16.75
Alternative                                              5                  1,206,796.91                                    1.21
Stated Income                                            3                    381,171.37                                    0.38
No Documentation                                         2                    365,462.46                                    0.37
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                  960                $99,436,308.21                                  100.00%
                                             =============       =======================        =================================



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Property Type                                    Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
Single Family Detached                                 883                $92,422,533.31                                   92.95%
Condominium                                             34                  3,244,411.55                                    3.26
Duplex                                                  26                  2,006,337.15                                    2.02
Quadruplex                                               6                    830,243.75                                    0.83
Mobile Home                                              5                    384,583.71                                    0.39
Townhouse                                                3                    358,755.68                                    0.36
Triplex                                                  3                    189,443.06                                    0.19
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                  960                $99,436,308.21                                  100.00%
                                             =============       =======================        =================================



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Loan Purpose                                     Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
Refinance (Cashout)                                    281                $30,900,720.20                                   31.08%
Purchase                                               240                 24,712,089.73                                   24.85
Refinance (Rate/Term)                                  228                 22,673,824.01                                   22.80
Unknown                                                211                 21,149,674.27                                   21.27
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                  960                $99,436,308.21                                  100.00%
                                             =============       =======================        =================================

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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.

                                      DESCRIPTION OF CUT-OFF DATE COLLATERAL

                                       TOTAL ADJUSTABLE RATE MORTGAGE LOANS



                                               Number of              Principal Balance                    % of Aggregate
                                               Mortgage               Outstanding as of            Principal Balance Outstanding
Geographic Distribution                          Loans                the Cut-Off Date                 as of the Cut-Off Date
-------------------------------------        --------------      ------------------------       ---------------------------------
North Carolina                                         110                $11,778,588.93                                   11.85%
Nevada                                                  98                 11,648,105.68                                   11.71
Pennsylvania                                           113                 10,575,169.13                                   10.64
South Dakota                                            89                  7,129,419.41                                    7.17
Nebraska                                                73                  6,344,092.41                                    6.38
New Jersey                                              46                  5,866,658.49                                    5.90
Kansas                                                  45                  4,257,977.04                                    4.28
Minnesota                                               33                  4,038,308.79                                    4.06
Maryland                                                25                  3,983,209.06                                    4.01
Colorado                                                27                  3,857,427.17                                    3.88
Missouri                                                45                  3,347,472.33                                    3.37
Georgia                                                 25                  2,894,473.73                                    2.91
Iowa                                                    35                  2,851,956.91                                    2.87
Washington                                              22                  2,587,095.91                                    2.60
South Carolina                                          27                  2,577,233.73                                    2.59
Wisconsin                                               26                  2,489,464.11                                    2.50
Delaware                                                15                  2,178,852.99                                    2.19
Ohio                                                    24                  1,994,610.25                                    2.01
Montana                                                 18                  1,910,252.81                                    1.92
Oklahoma                                                17                  1,190,114.71                                    1.20
Oregon                                                   5                    934,547.99                                    0.94
Virginia                                                 6                    888,005.72                                    0.89
Idaho                                                   10                    803,474.12                                    0.81
Tennessee                                                5                    592,679.57                                    0.60
Illinois                                                 3                    425,506.77                                    0.43
Florida                                                  2                    418,060.70                                    0.42
West Virginia                                            2                    359,328.81                                    0.36
Indiana                                                  4                    304,785.72                                    0.31
New Mexico                                               2                    201,520.27                                    0.20
Arizona                                                  2                    196,207.89                                    0.20
Kentucky                                                 2                    192,400.49                                    0.19
Utah                                                     1                    187,434.03                                    0.19
Michigan                                                 1                    170,314.03                                    0.17
California                                               1                    133,975.64                                    0.13
Massachusetts                                            1                    127,582.87                                    0.13
-------------------------------------        -------------       -----------------------        ---------------------------------
TOTAL                                                  960                $99,436,308.21                                  100.00%
                                             =============       =======================        =================================

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.


                                            BOND SUMMARY (to Maturity)


Class A (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                   50%            75%           100%           125%          150%           200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)               6.18           4.52           3.51          2.83          2.33           1.66           1.23
Modified Duration (years)*         4.88           3.75           3.01          2.48          2.09           1.53           1.16
First Principal Payment Date   May 25, 2001   May 25, 2001   May 25, 2001  May 25, 2001  May 25, 2001   May 25, 2001   May 25, 2001
Last Principal Payment Date    July 25, 2027  Sep 25, 2021   Dec. 25, 2016 Nov. 25, 2013 May 25, 2012   Aug. 25, 2010  Apr. 25, 2008
Payment Windows (months)            315            245            188           151           133            112            84


                                              BOND SUMMARY (to Call)

Class A (To Call)
------------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                   50%            75%           100%          125%          150%           200%           250%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (years)                5.74           4.38          3.33          2.62          2.14           1.52           1.13
Modified Duration (years)*          4.67           3.68          2.90          2.35          1.95           1.42           1.07
First Principal Payment Date    May 25, 2001   May 25, 2001  May 25, 2001  May 25, 2001  May 25, 2001   May 25, 2001   May 25, 2001
Last Principal Payment Date     May 25, 2013   May 25, 2012  Feb. 25, 2010 Mar. 25, 2008 Dec. 25, 2006  Apr. 25, 2005  Apr. 25, 2004
Payment Windows (months)            145            133            106           83            68             48             36



*Modified duration calculated assuming a price of 100.00%.

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      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.


                                            Net WAC Cap - Base Case(1)


                        Net WAC                              Net WAC                              Net WAC
  Period      Date        Cap       Period        Date         Cap       Period        Date         Cap
         1    5/25/01      19.42%          37      5/25/04      10.47%          73      5/25/07      10.51%
         2    6/25/01       8.81%          38      6/25/04      10.13%          74      6/25/07      10.17%
         3    7/25/01       9.13%          39      7/25/04      10.47%          75      7/25/07      10.51%
         4    8/25/01       8.86%          40      8/25/04      10.14%          76      8/25/07      10.17%
         5    9/25/01       8.89%          41      9/25/04      10.14%          77      9/25/07      10.18%
         6   10/25/01       9.21%          42     10/25/04      10.48%          78     10/25/07      10.52%
         7   11/25/01       8.93%          43     11/25/04      10.14%          79     11/25/07      10.18%
         8   12/25/01       9.26%          44     12/25/04      10.48%          80     12/25/07      10.52%
         9    1/25/02       8.98%          45      1/25/05      10.14%          81      1/25/08      10.18%
        10    2/25/02       8.99%          46      2/25/05      10.14%          82      2/25/08      10.18%
        11    3/25/02       9.94%          47      3/25/05      11.23%          83      3/25/08      10.88%
        12    4/25/02       8.97%          48      4/25/05      10.15%          84      4/25/08      10.18%
        13    5/25/02       9.25%          49      5/25/05      10.48%          85      5/25/08      10.52%
        14    6/25/02       8.94%          50      6/25/05      10.15%          86      6/25/08      10.18%
        15    7/25/02       9.23%          51      7/25/05      10.49%          87      7/25/08      10.52%
        16    8/25/02       8.92%          52      8/25/05      10.15%          88      8/25/08      10.19%
        17    9/25/02       8.91%          53      9/25/05      10.15%          89      9/25/08      10.19%
        18   10/25/02       9.19%          54     10/25/05      10.49%          90     10/25/08      10.53%
        19   11/25/02       8.88%          55     11/25/05      10.15%          91     11/25/08      10.19%
        20   12/25/02       9.17%          56     12/25/05      10.49%          92     12/25/08      10.53%
        21    1/25/03       8.86%          57      1/25/06      10.16%          93      1/25/09      10.19%
        22    2/25/03       8.84%          58      2/25/06      10.16%          94      2/25/09      10.19%
        23    3/25/03       9.77%          59      3/25/06      11.25%          95      3/25/09      11.28%
        24    4/25/03       8.81%          60      4/25/06      10.16%          96      4/25/09      10.19%
        25    5/25/03      10.34%          61      5/25/06      10.50%          97      5/25/09      10.53%
        26    6/25/03      10.02%          62      6/25/06      10.16%          98      6/25/09      10.19%
        27    7/25/03      10.37%          63      7/25/06      10.50%          99      7/25/09      10.54%
        28    8/25/03      10.05%          64      8/25/06      10.16%         100      8/25/09      10.20%
        29    9/25/03      10.06%          65      9/25/06      10.16%         101      9/25/09      10.20%
        30   10/25/03      10.41%          66     10/25/06      10.50%         102     10/25/09      10.54%
        31   11/25/03      10.09%          67     11/25/06      10.17%         103     11/25/09      10.20%
        32   12/25/03      10.44%          68     12/25/06      10.51%         104     12/25/09      10.54%
        33    1/25/04      10.12%          69      1/25/07      10.17%         105      1/25/10      10.20%
        34    2/25/04      10.13%          70      2/25/07      10.17%         106      2/25/10      10.20%
        35    3/25/04      10.83%          71      3/25/07      11.26%
        36    4/25/04      10.13%          72      4/25/07      10.17%

(1)Derived assuming indices remain constant at 4.52625% for 1-Month LIBOR and 4.34125% for 6-Month LIBOR, using 100% PPC.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.


                                  Net WAC Cap - Sensitivity (LIBOR + 300 bps)(1)


                        Net WAC                              Net WAC                              Net WAC
  Period      Date        Cap       Period        Date         Cap       Period        Date         Cap
    1       5/25/01        21.92%     37        5/25/04         13.41%     73        5/25/07         13.74%
    2       6/25/01        11.33%     38        6/25/04         13.04%     74        6/25/07         13.38%
    3       7/25/01        11.63%     39        7/25/04         13.43%     75        7/25/07         13.77%
    4       8/25/01        11.34%     40        8/25/04         13.06%     76        8/25/07         13.40%
    5       9/25/01        11.34%     41        9/25/04         13.07%     77        9/25/07         13.41%
    6       10/25/01       11.63%     42        10/25/04        13.45%     78        10/25/07        13.80%
    7       11/25/01       11.34%     43        11/25/04        13.09%     79        11/25/07        13.43%
    8       12/25/01       11.64%     44        12/25/04        13.47%     80        12/25/07        13.82%
    9       1/25/02        11.34%     45        1/25/05         13.10%     81        1/25/08         13.46%
    10      2/25/02        11.34%     46        2/25/05         13.11%     82        2/25/08         13.47%
    11      3/25/02        12.28%     47        3/25/05         14.33%     83        3/25/08         14.25%
    12      4/25/02        11.36%     48        4/25/05         13.13%     84        4/25/08         13.49%
    13      5/25/02        11.66%     49        5/25/05         13.51%     85        5/25/08         13.87%
    14      6/25/02        11.38%     50        6/25/05         13.15%     86        6/25/08         13.51%
    15      7/25/02        11.68%     51        7/25/05         13.53%     87        7/25/08         13.90%
    16      8/25/02        11.40%     52        8/25/05         13.17%     88        8/25/08         13.53%
    17      9/25/02        11.40%     53        9/25/05         13.17%     89        9/25/08         13.55%
    18      10/25/02       11.70%     54        10/25/05        13.56%     90        10/25/08        13.93%
    19      11/25/02       11.42%     55        11/25/05        13.19%     91        11/25/08        13.57%
    20      12/25/02       11.72%     56        12/25/05        13.58%     92        12/25/08        13.95%
    21      1/25/03        11.33%     57        1/25/06         13.21%     93        1/25/09         13.59%
    22      2/25/03        11.42%     58        2/25/06         13.22%     94        2/25/09         13.60%
    23      3/25/03        12.50%     59        3/25/06         14.44%     95        3/25/09         14.81%
    24      4/25/03        11.46%     60        4/25/06         13.24%     96        4/25/09         13.63%
    25      5/25/03        13.04%     61        5/25/06         13.63%     97        5/25/09         14.01%
    26      6/25/03        12.73%     62        6/25/06         13.26%     98        6/25/09         13.65%
    27      7/25/03        13.16%     63        7/25/06         13.64%     99        7/25/09         14.04%
    28      8/25/03        12.87%     64        8/25/06         13.28%     100       8/25/09         13.68%
    29      9/25/03        12.90%     65        9/25/06         13.29%     101       9/25/09         13.69%
    30      10/25/03       13.30%     66        10/25/06        13.67%     102       10/25/09        14.07%
    31      11/25/03       12.95%     67        11/25/06        13.31%     103       11/25/09        13.71%
    32      12/25/03       13.34%     68        12/25/06        13.69%     104       12/25/09        14.10%
    33      1/25/04        12.99%     69        1/25/07         13.33%     105       1/25/10         13.74%
    34      2/25/04        13.01%     70        2/25/07         13.34%     106       2/25/10         13.75%
    35      3/25/04        13.80%     71        3/25/07         14.55%
    36      4/25/04        13.03%     72        4/25/07         13.36%


(1)Derived assuming indices remain constant at 7.52625% for 1-Month LIBOR and 7.34125% for 6-Month LIBOR, using 100% PPC.

  THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH A
      DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.